Exhibit 99.2  Unaudited Supplemental Financial Information


                                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                                          (dollar amounts in thousands, except per share amounts)
                                                               UNAUDITED


                                                    Thirteen weeks ended                         Fifty-two weeks ended
                                          ----------------------------------------      -----------------------------------------
                                              Jan. 29, 2005         Jan. 31, 2004            Jan. 29, 2005         Jan. 31, 2004
                                          ------------------   -------------------      -------------------   -------------------
                                                           %                     %                        %                     %
                                             Amount    Sales       Amount    Sales          Amount    Sales      Amount     Sales
---------------------------------------------------------------------------------------------------------------------------------
Merchandise Sales                         $ 456,604     82.4    $ 430,914     81.4      $1,863,015     82.0   $1,728,386     81.0
Service Revenue                              97,535     17.6       98,725     18.6         409,881     18.0      405,884     19.0
---------------------------------------------------------------------------------------------------------------------------------
Total Revenues                              554,139    100.0      529,639    100.0       2,272,896    100.0    2,134,270    100.0
---------------------------------------------------------------------------------------------------------------------------------
Costs of Merchandise Sales                  331,215     72.5      302,365     70.2       1,333,296     71.6    1,242,360     71.9
Costs of Service Revenue                     78,333     80.3       77,834     78.8         317,142     77.4      311,122     76.7
---------------------------------------------------------------------------------------------------------------------------------
Total Costs of Revenues                     409,548     73.9      380,199     71.8       1,650,438     72.6    1,553,482     72.8
---------------------------------------------------------------------------------------------------------------------------------
Gross Profit from Merchandise Sales         125,389     27.5      128,549     29.8         529,719     28.4      486,026     28.1
Gross Profit from Service Revenue            19,202     19.7       20,891     21.2          92,739     22.6       94,762     23.3
---------------------------------------------------------------------------------------------------------------------------------
Total Gross Profit                          144,591     26.1      149,440     28.2         622,458     27.4      580,788     27.2
---------------------------------------------------------------------------------------------------------------------------------
Selling, General and Administrative
 Expenses                                   148,556     26.8      148,974     28.1         547,336     24.1      569,834     26.7
---------------------------------------------------------------------------------------------------------------------------------
Operating (Loss) Profit                      (3,965)    (0.7)         466      0.1          75,122      3.3       10,954      0.5
Non-operating Income                           (327)    (0.0)         653      0.1           1,824      0.0        3,340      0.2
Interest Expense                             10,811      2.0        8,992      1.7          35,965      1.6       38,255      1.8
---------------------------------------------------------------------------------------------------------------------------------
(Loss) Earnings from Continuing
 Operations Before Income Taxes
 and Cumulative Effect of Change
 in Accounting Principle                    (15,103)    (2.7)      (7,873)    (1.5)         40,981      1.8      (23,961)    (1.1)

Income Tax (Benefit) Expense                 (5,436)    36.0       (2,858)    36.3          15,315     37.4       (8,816)    36.8
---------------------------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings from Continuing
 Operations Before Cumulative Effect of
 Change in Accounting Principle              (9,667)    (1.7)      (5,015)    (0.9)         25,666      1.1      (15,145)    (0.7)

Discontinued Operations, Net of Tax            (468)    (0.1)       2,660      0.5          (2,087)    (0.1)     (16,265)    (0.8)

Cumulative Effect of Change in
 Accounting Principle, Net of Tax                 -      0.0            -      0.0               -      0.0       (2,484)    (0.1)
---------------------------------------------------------------------------------------------------------------------------------
Net (Loss) Earnings                         (10,135)    (1.8)      (2,355)    (0.4)         23,579      1.0      (33,894)    (1.6)

Retained Earnings, beginning of period      551,247               535,765                  531,933               586,735
Cash Dividends                               (3,938)               (3,561)                 (15,676)              (14,089)
Effect of Stock Options and Related
 Tax Benefits                                  (394)                2,084                   (2,984)               (6,499)
Dividend Reinvestment Plan                        -                     -                      (72)                 (320)
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings, end of period          $ 536,780             $ 531,933               $  536,780            $  531,933
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings per Share:
 Net (Loss) Earnings From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle       $   (0.17)            $   (0.09)              $     0.46            $    (0.29)

 Discontinued Operations, Net of Tax          (0.01)                 0.05                    (0.04)                (0.31)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                -                     -                        -                 (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Basic (Loss) Earnings per Share           $   (0.18)            $   (0.04)              $     0.42            $    (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Diluted (Loss) Earnings per Share:
 Net (Loss) Earnings From Continuing
  Operations Before Cumulative Effect
  of Change in Accounting Principle       $   (0.17)            $   (0.09)              $     0.45            $    (0.29)

 Discontinued Operations, Net of Tax          (0.01)                 0.05                    (0.04)                (0.31)

 Cumulative Effect of Change in
  Accounting Principle, Net of Tax                -                     -                        -                 (0.05)
---------------------------------------------------------------------------------------------------------------------------------
Diluted Earnings (Loss) per Share         $   (0.18)            $   (0.04)              $     0.41            $    (0.65)
---------------------------------------------------------------------------------------------------------------------------------
Cash Dividends Per Share                  $  0.0675             $  0.0675               $    .2700            $    .2700
---------------------------------------------------------------------------------------------------------------------------------

                                                     1


                             THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                         CONSOLIDATED BALANCE SHEETS
                            (dollar amounts in thousands, except per share amounts)
                                                 UNAUDITED

                                                                     Jan. 29, 2005      Jan. 31, 2004
-----------------------------------------------------------------------------------------------------

ASSETS
 Current Assets:
   Cash and cash equivalents                                          $   82,758          $   60,984
   Accounts receivable, net                                               30,994              30,562
   Merchandise inventories                                               602,760             553,562
   Prepaid expenses                                                       45,349              39,480
   Deferred income taxes                                                       -              20,826
   Other                                                                  96,065              81,096
   Assets held for disposal                                                  665              16,929
-----------------------------------------------------------------------------------------------------
      Total Current Assets                                               858,591             803,439
-----------------------------------------------------------------------------------------------------
 Property and Equipment-at cost:
   Land                                                                  261,985             263,907
   Buildings and improvements                                            916,099             899,114
   Furniture, fixtures and equipment                                     633,098             586,607
   Construction in progress                                               40,426              12,800
-----------------------------------------------------------------------------------------------------
                                                                       1,851,608           1,762,428
   Less accumulated depreciation and amortization                        906,577             839,219
-----------------------------------------------------------------------------------------------------
      Property and Equipment - net                                       945,031             923,209
-----------------------------------------------------------------------------------------------------
 Other                                                                    63,401              51,398
-----------------------------------------------------------------------------------------------------
      Total Assets                                                    $1,867,023          $1,778,046
-----------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
 Current Liabilities:
   Accounts payable                                                   $  310,981          $  342,584
   Accrued expenses                                                      306,671             267,565
   Deferred income taxes                                                  19,638                   -
   Current maturities of long-term debt and obligations
     under capital leases                                                 40,882             117,063
-----------------------------------------------------------------------------------------------------
      Total Current Liabilities                                          678,172             727,212
-----------------------------------------------------------------------------------------------------
 Long-term debt and obligations under capital leases,
   less current maturities                                               352,682             258,016
 Convertible long-term debt                                              119,000             150,000
 Other long-term liabilities                                              37,929              39,201
 Deferred income taxes                                                    25,736              29,976
 Deferred gain on sale leaseback                                              48               3,907
 Commitments and Contingencies
 Stockholders' Equity:
   Common Stock, par value $1 per share:
     Authorized 500,000,000 shares; Issued 68,557,041
       and 63,910,577 shares                                              68,557              63,911
   Additional paid-in capital                                            284,966             177,317
   Retained earnings                                                     536,780             531,933
   Common stock subscriptions receivable                                    (167)                  -
   Accumulated other comprehensive loss                                   (4,852)                (15)
-----------------------------------------------------------------------------------------------------
                                                                         885,284             773,146

   Less cost of shares in treasury - 11,305,130 shares and
     8,928,159 shares                                                    172,564             144,148
   Less cost of shares in benefits trust - 2,195,270 shares               59,264              59,264
-----------------------------------------------------------------------------------------------------
      Total Stockholders' Equity                                         653,456             569,734
-----------------------------------------------------------------------------------------------------
      Total Liabilities and Stockholders' Equity                      $1,867,023          $1,778,046
-----------------------------------------------------------------------------------------------------





                                         THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                               CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                   (dollar amounts in thousands)
                                                             UNAUDITED



Fifty-two Weeks Ended                                                         Jan. 29, 2005       Jan. 31, 2004
----------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
     Net earnings (loss)                                                       $   23,579           $  (33,894)
     Net loss from discontinued operations                                         (2,087)             (16,265)
----------------------------------------------------------------------------------------------------------------
     Net earnings (loss) from continuing operations                                25,666              (17,629)
     Adjustments to Reconcile Net Earnings (Loss) From Continuing
        Operations to Net Cash Provided by Continuing Operations:
         Depreciation and amortization                                             76,620               78,275
         Cumulative effect of change in accounting principle, net of tax                -                2,484
         Accretion of asset disposal obligation                                       135                  163
         Stock compensation expense                                                 1,184                    -
         Deferred income taxes                                                     19,184               (1,402)
         Deferred gain on sale lease back                                            (130)                (425)
         Loss on asset impairments                                                      -               14,535
         (Gain) Loss from sale of assets                                          (11,848)                  61
     Changes in Operating Assets and Liabilities:
         Increase in accounts receivable, prepaid expenses and other              (21,868)             (33,197)
         Increase in merchandise inventories                                      (49,198)             (64,680)
         (Decrease) increase in accounts payable                                  (24,387)             142,531
         Increase in accrued expenses                                              32,321               27,180
         (Decrease) increase in other long-term liabilities                        (1,272)               1,726
----------------------------------------------------------------------------------------------------------------
     Net Cash provided by continuing operations                                    46,407              149,622
     Net Cash (used in) provided by discontinued operations                        (2,734)               2,448
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by Operating Activities                                          43,673              152,070
----------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities:
     Capital expenditures                                                         (88,068)             (43,262)
     Proceeds from sales of assets                                                 18,021                3,316
     Proceeds from sales of assets held for disposal                               13,327               13,214
----------------------------------------------------------------------------------------------------------------
Net Cash Used in Investing Activities                                             (56,720)             (26,732)
----------------------------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
     Net borrowings (payments) under line of credit agreements                      8,102                 (497)
     Payments for finance issuance costs                                                -               (2,356)
     Payments on short-term borrowings                                             (7,216)                   -
     Net proceeds from issuance of notes                                          194,500                    -
     Reduction of long-term debt                                                 (189,991)            (101,183)
     Reduction of convertible debt                                                (31,000)                   -
     Payments on capital lease obligations                                         (1,040)                (700)
     Dividends paid                                                               (15,676)             (14,089)
     Repurchase of common stock                                                   (39,718)                   -
     Proceeds from issuance of common stock                                       108,854                    -
     Proceeds from exercise of stock options                                        6,887               10,483
     Proceeds from dividend reinvestment plan                                       1,119                1,218
----------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities                                34,821             (107,124)
----------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                               21,774               18,214
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at Beginning of Period                                   60,984               42,770
----------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                                     $   82,758            $  60,984
----------------------------------------------------------------------------------------------------------------
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for:
 Income taxes                                                                  $  (25,442)           $   6,553
 Interest, net of amounts capitalized                                              28,596               35,048
Non-cash financing activities:
 Equipment Capital Leases                                                      $    1,413            $       -
----------------------------------------------------------------------------------------------------------------



                                  THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                 COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE
                                         (in thousands, except per share data)
                                                       UNAUDITED


                                                                Thirteen weeks ended                   Fifty-two weeks ended
                                                        -----------------------------------    -----------------------------------
                                                         Jan. 29, 2005       Jan. 31, 2004      Jan. 29, 2005       Jan. 31, 2004
                                                        --------------      ---------------    --------------       --------------
(a)  Net (loss) earnings from continuing operations
      before cumulative effect of change in
      accounting principle                                   $ (9,667)            $ (5,015)      $    25,666          $   (15,145)

     Adjustment for interest on convertible senior
       notes, net of income tax effect                              _                    -             3,941                    -
----------------------------------------------------------------------------------------------------------------------------------
(b)  Adjusted net (loss) earnings from continuing
       operations before cumulative effect
       of change in accounting principle                     $ (9,667)            $ (5,015)      $    29,607          $   (15,145)
----------------------------------------------------------------------------------------------------------------------------------

(c)  Average number of common shares outstanding
       during period                                           55,017               52,736            56,353               52,185

     Common shares assumed issued upon conversion of
       convertible senior notes                                     -                    -             6,629                    -

     Common shares assumed issued upon exercise
       of dilutive stock options, net of assumed
       repurchase, at the average market price                      -                    -             1,296                    -
----------------------------------------------------------------------------------------------------------------------------------
(d)  Average number of common shares assumed
       outstanding during period                               55,017               52,736            64,278               52,185
----------------------------------------------------------------------------------------------------------------------------------

     Basic (Loss) Earnings per Share:

     Net (Loss) Earnings From Continuing operations
       Before Cumulative Effect of Change in
       Accounting Principle (a/c)                            $  (0.17)            $  (0.09)        $    0.46         $      (0.29)

     Discontinued Operations, Net of Tax                        (0.01)                0.05             (0.04)               (0.31)

     Cumulative Effect of Change in
       Accounting Principle, Net of Tax                             -                    -                 -                (0.05)
----------------------------------------------------------------------------------------------------------------------------------
     Basic (Loss) Earnings per Share                         $  (0.18)            $  (0.04)        $    0.42         $      (0.65)
----------------------------------------------------------------------------------------------------------------------------------

     Diluted (Loss) Earnings per Share:

     Net (Loss) Earnings From Continuing Operations
        Before Cumulative Effect of Change in
        Accounting Principle (b/d)                           $  (0.17)            $  (0.09)        $    0.45         $      (0.29)

     Discontinued Operations, Net of Tax                        (0.01)                0.05             (0.04)               (0.31)

     Cumulative Effect of Change in
        Accounting Principle, Net of Tax                            -                    -                 -                (0.05)
----------------------------------------------------------------------------------------------------------------------------------
     Diluted (Loss) Earnings per Share                       $  (0.18)            $  (0.04)       $     0.41         $      (0.65)
----------------------------------------------------------------------------------------------------------------------------------



                                 THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES
                                                ADDITIONAL INFORMATION
                                            (dollar amounts in thousands)
                                                      UNAUDITED




                                                          Thirteen weeks ended                     Fifty-two weeks ended
                                                  ------------------------------------      ------------------------------------
                                                    Jan. 29, 2005        Jan. 31, 2004        Jan. 29, 2005        Jan. 31, 2004
                                                  ----------------      ---------------      ---------------      ---------------
 Capital expenditures                             $        51,135       $       10,583       $      103,766       $       43,262

 Depreciation and amortization                    $        20,146       $       21,342       $       76,620       $       78,275

 Non-operating income:
     Net rental revenue                           $            28       $          553       $        1,883       $        2,730
     Investment income                                        205                  112                  680                  497
     Other (Expense) Income                                  (560)                 (12)                (739)                 113
                                                  ----------------      ---------------      ---------------      ---------------
                  Total                           $          (327)      $          653       $        1,824       $        3,340
                                                  ================      ===============      ===============      ===============

 Comparable store sales percentages:
     Merchandise                                              6.0%                15.9%                 7.9%                 1.7%
     Service                                                 -1.2                  5.1                  1.1                  1.3
     Total                                                    4.6                 13.7                  6.6                  1.6


Total square feet of retail
 space (including service centers)                                                               12,206,785           12,206,785

Total Store Count                                                                                       595                  595

Sales and Gross Profit by Line of Business (A):


     Retail Sales                                  $      332,631       $      307,510       $    1,352,695        $   1,195,757
     Service Center Revenue                               221,508              222,129              920,201              938,513
                                                   ---------------      ---------------      ---------------     ----------------
           Total Revenues                          $      554,139       $      529,639       $    2,272,896        $   2,134,270
                                                   ===============      ===============      ===============     ================
     Gross Profit from Retail Sales                $       84,227       $       86,749       $      367,118        $     309,751
     Gross Profit from Service Center Revenue              60,364               62,691              255,340              271,037
                                                   ---------------      ---------------      ---------------     ----------------
           Total Gross Profit                      $      144,591       $      149,440       $      622,458        $     580,788
                                                   ===============      ===============      ===============     ================


Comparable Sales Percentages (A):

Retail Sales                                                  8.2 %                                    13.2 %
Service Center Revenue                                       -0.3                                      -1.9
Total Revenues                                                4.6                                       6.6

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales                    25.3 %               28.2 %               27.1 %               25.9 %
Gross Profit Percentage from Service Center Revenue          27.3 %               28.2 %               27.7 %               28.9 %
                                                        ----------           ----------          -----------          -----------
Total Gross Profit Percentage                                26.1 %               28.2 %               27.4 %               27.2 %
                                                        ==========           ==========          ===========          ===========


(A) Retail Revenues include revenues from DIY and Commercial sales.  Service Center Revenues include revenues from labor and installed parts and tires.

                                                   5